EXCHANGE TRADED CONCEPTS TRUST

IDEANOMICS NEXTGEN VEHICLES & TECHNOLOGY ETF
(NYSE Arca Ticker: EKAR)

Supplement dated October 23, 2020 to the currently effective
Prospectus and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for the Ideanomics NextGen Vehicles & Technology ETF (the “Fund”) and should be read in conjunction with those documents.

The Fund seeks to provide investment results that, before fees and expenses, track the performance of the Innovation Labs Next Generation Vehicles Index (the “Index”). Effective November 6, 2020, the name of the Fund will change to Capital Link NextGen Vehicles & Technology ETF and the name of the Index will change to ATFI NextGen Transport Technology Index. All references to the Fund and the Index are updated accordingly. These changes will have no effect on the Fund’s investment objective or principal investment strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

INN-SK-005-0100